SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 9, 2001




                         RUSSELL-STANLEY HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)


                        Commission File number: 333-76057


                 Delaware                           22-3525626
      (State or other jurisdiction of
       incorporation or organization)    (IRS Employer Identification Number)



           685 Route 202/206
           Bridgewater, New Jersey                   08807
  (Address of principal executive offices)         (Zip Code)


                                 (908) 203-9500
              (Registrant's telephone number, including area code)

Item 5.  Other Events

The Registrant announced by press release that it intends to promptly initiate discussions with noteholders related to a rationalization of its capital structure. Consistent with this proposed rationalization of its capital structure, the Registrant indicated that it has elected to withhold the payment of interest due February 15, 2001 under its 10.875% Senior Subordinated Notes due 2009. A copy of the Registrant's press release dated February 9, 2001 is attached as an exhibit to this Report.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     (99) Press release dated February 9, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RUSSELL-STANLEY HOLDINGS, INC.


                                       BY:  /s/ Ronald M. Litchkowski
                                            --------------------------
                                            Ronald M. Litchkowski
                                            Chief Financial Officer


Dated: February 12, 2001